www.thesba.com
Newtek Business Services Corp.
“The Small Business Authority®”
NASDAQ: NEWT
Hosted by:
Barry Sloane, President & CEO         Jennifer Eddelson, EVP & CAO
Investor Relations Public Relations
Newtek Investor Relations Newtek Public Relations
Jayne Cavuoto
Director of Investor Relations
jcavuoto@thesba.com
(212) 273-8179
Simrita Singh
Director of Marketing
ssingh@thesba.com
(212) 356-9566
First Quarter 2015
Financial Results Conference Call
May 7, 2015 4:15pm ET
Exhibit 99.1

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Note Regarding Forward Looking Statements
This presentation contains certain forward-looking statements. Words such as “believes,” “expects,” “plans,” “anticipates,” “forecasts”
and “future” or similar expressions are intended to identify forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions, which could cause Newtek’s actual results to differ from management’s current expectations, are contained in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov/

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First Quarter Financial Highlights
First full quarter reporting as a BDC
Net asset value (“NAV”) equaled $169.6 million, or $16.61 per share, at March 31, 2015, a 1.9% increase from the
NAV of $166.4 million, or $16.31 per share, at December 31, 2014
Adjusted net investment income* was $5.2 million, or $0.51 per share
– Adjusted net investment income includes short-term capital gains from loan sales, which is reoccurring event
– Sale of government-guaranteed loan participation certificates
– Adjusted Net investment income (loss) =  Net investment income (loss) +  Net realized gain
Total investment income was $4.8 million
Expect to fund between $240 million and $280 million of loans in 2015, which represents an approximate 29%
increase over 2014
As of today, our total loan servicing portfolio, through NSBF and Small Business Lending (a wholly owned portfolio company), is in excess of $1.0 billion
JMP Securities initiated research coverage on Newtek (February 23, 2015)
Ladenburg Thalmann & Co. initiated research coverage on Newtek (April 22, 2015)
*See Slide 37 for definition of Adjusted net investment income

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Dividend Distributions
On April 13, 2015 paid first quarterly dividend of $0.39 per share in cash, which was $0.01 per share higher than previously forecasted, and represents 76.5% of the Q1 2015 adjusted net investment income
Increased 2015 annual cash dividend forecast to approximately $1.82* per share, $0.01 per share higher than previously forecasted
Expect second quarter dividend of approximately $0.47* per share; a 20% increase over the Q1 2015 dividend of $0.39 per share
Plan to declare and pay a special one-time dividend during 2015
– Special dividend will distribute prior C-corp earnings and profits which is expected to be a mix of Newtek common stock and cash
– Newtek’s Board of Directors will take into consideration the timing, amount and composition of this distribution once the Company has filed its 2014 tax returns and completes its analysis
– Special dividend anticipated to be treated as a “Qualified Dividend” for tax purposes
* Amount and timing of dividends, if any, remain subject to the discretion of the Company’s board of directors.

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Total liquidity of $26.6 million at March 31, 2015 which is comprised of:
– $12.0 million availability through combined Capital One, N.A. facilities
– $8.6 million of unrestricted cash
– $6.0 million in money market funds
Adjusted total liquidity of $37.7 million at March 31, 2015 which is total liquidity plus
– $5.6 million of government-guaranteed certificates on the balance sheet funded with cash plus pending cash premiums
– $5.5 million in cash in portfolio companies*

$ in thousands
Balance
March  31, 2015
Balance
Dec  31, 2014
Total Cash & Cash Equivalents $8,593 $17,813
Total Assets $304,975 $301,832
Total Liabilities $135,411 $135,414
Total Net Assets $169,566 $166,418
NAV/Share $16.61 $16.31
Consolidated Balance Sheet Highlights
*
Includes cash from the following portfolio companies:  Small Business Lending, Inc., Universal Processing Services of Wisconsin, LLC , Crystaltech Web Hosting, Inc., and Newtek Insurance
Agency, LLC

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Capital One, N.A., Bank Line
Restructured $50 million Capital One, N.A., bank line of credit (subject to approval by the Small Business
Administration)
– Holding-company only guarantee
– Ability to distribute dividends
Prior line of credit collateralized by:
– Newtek Merchant Solutions
– Newtek Managed Technology Solutions
– Newtek Insurance Agency
– Newtek Payroll Solutions
All assets under Newtek Business Services Corp.
All other assets will now be available to re-lever up, subject to $8.8 million of other Capital One, N.A., bank line debt

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Newtek Small Business Finance
Currently the largest non-bank institution U.S. Small Business Administration (SBA) licensed lender under the federal Section 7(a) loan program based on annual origination volume (national PLP status)
One of 14 Non-Bank SBA Government-Guaranteed Lender Licenses (these licenses are no longer being issued)
9 largest SBA 7(a) lender including banks
(1)
ROI in SBA 7(a) lending in excess of 30%
National SBA 7(a) lender to small business since 2003; 11-year history of loan default frequency and severity statistics
Issued 5 S&P Rated AA & A Securitizations since 2010
Small balance, industry and geographically diversified portfolio of 768 loans
– Average loan size is $175K of average Newtek uninsured retained loan balance
Floating rate at Prime plus 2.75% with no caps; equivalent to 6% cost to borrower
No origination fees with 7- to 25-year amortization schedules and are receiving high-quality loan product
Secondary market established for SBA 7(a) government-guaranteed lending for over 61 years and Newtek establishes liquidity for uninsured portions through securitizations
After securitization of uninsured portion and sale of government insured portion, principal in the loan is returned
(1) As of December 31, 2014
th

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Actual & Forecasted 2015 SBA 7(a) Loan Fundings
Expect to fund between $240 million and $280 million of SBA 7 (a) loans in 2015, which represents an approximate
29% increase over 2014
Loans in pipeline totaled approximately $413.6 million at March 31, 2015
$ n Millions
Actual SBA 7(a) Loan Fundings
Q1 2015 $48.3
Quarterly SBA 7(a) Loan Funding Forecast
Q2 2015 $60.0
Q3 2015 $70.0
Q4 2015 $80.0

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Current SBA 7(a) Loan Pipeline
SBA 7(a) Loan Pipeline at March 31, 2015
Prequalified Loans $40,921,692
Loans In Underwriting $40,599,318
Approved Pending Closing $29,490,400
Open Referrals $302,642,526
Total Loan Pipeline $413,642,526

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SBA 7(a) Loan Sale Transaction
(1) Premiums above 10% split 50/50 with SBA. This example assumes guaranteed balance is sold at 15%. The additional 5% (15%-10%) is split with SBA. Newtek nets 12.5%
(2) Assumes 12.5% of the Guaranteed balance
(3) Assumes 71% advance rate in securitization on unguaranteed balance
(4) Assuming the loan is sold in a securitization in 12 months
(5) Net cash created pre-tax per $1 million of loan originations
Net Cash Created in SBA 7(a) Loan Sale Transaction – An Example
Key Variables in Loan Sale Transaction
Loan Amount $1,000,000
Guaranteed Balance (75%) $750,000
Unguaranteed Balance (25%) $250,000
Premium (1) 12.5%
Term 25 years
Net Cash Created Pretax
Guaranteed Balance $750,000
Premium Received on Guaranteed Balance (2) $93,750
Cash Received in Securitization (3) $177,500
Total $1,021,250
Net Cash Created Pre-Tax (Post
Securitization) (4,5)
$21,250

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SBA 7(a) Loan Sale Transaction
(1) Premiums above 10% split 50/50 with SBA. This example assumes guaranteed balance is sold at 15%. The additional 5% (15%-10%) is split with SBA. Newtek nets 12.5%
(2) Assumes 12.5% of the Guaranteed balance
(3) Value determined by GAAP servicing value; a present value of future servicing income
(4) Net risk-adjusted profit recognized per $1 million of loan originations
(5) Uninsured piece gets immediately written down at origination to reflect cumulative estimate of default frequency and severity
Direct Revenue / Expense of an SBA 7(a) Loan Sale Transaction – An Example
Key Variables in Loan Sale Transaction
Loan Amount $1,000,000
Guaranteed Balance (75%) $750,000
Unguaranteed Balance (25%) $250,000
Premium (1) 12.5%
Term 25 years
Resulting Revenue (Expense)
Associated Premium (2) $93,750
Servicing Asset (3) $18,630
Total Premium Income $112,380
Packaging Fee Income $2,500
FV Non-Cash Discount on Uninsured Loan
Participations
$(12,500)
Referral Fees Paid to Alliance Partners $(7,500)
Total Direct Expenses $(20,000)
Net Risk-Adjusted Profit Recognized (4,5) $94,880

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Net Realized and Unrealized Gains
In December 2014, the Company held approximately $28.1 million in guaranteed loans originated in
December 2014, and estimated the sale of these loans would have generated $3.4 million of realized gains
During Q1 2015, $24.4 million of these loans were sold, which generated approximately $3.4 million in realized gains (comparable to premium income pre-BDC conversion)
Retained approximately $13.0 million of guaranteed loans which generated a $1.7 million unrealized gain at quarter end
In Q1 2015, recognized total net realized gains of $7.7 million; a reoccurring event
For the 3-month period ended March  31, 2015, sale prices on guaranteed loan sales averaged 112.44%, net to the Company

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Guaranteed Loan Pricing* Comparison
All Loans 10-Year Term Loans 25-Year Term Loans
Qtr
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Loan
Term (Yrs)
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Q1 2014 114.49 112.24 15.95 112.19 111.10 118.49 114.25
Q2 2014 115.15 112.57 18.60 112.47 111.23 117.33 113.66
Q3 2014 116.37 113.19 22.32 113.66 111.83 116.89 113.45
Q4 2014 113.62 111.73 17.87 111.40 110.54 115.62 112.81
YTD 2014 115.01 112.49 18.79 112.25 111.09 117.05 113.53
All Loans 10-Year Term Loans 25-Year Term Loans
Qtr
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Loan
Term (Yrs)
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Q1 2015 114.87 112.44 18.82 112.73 111.37 116.35 113.18
YTD 2015 114.87 112.44 18.82 112.73 111.37 116.35 113.18
*The above prices are solely indicative of where our SBA government-guaranteed participation certificates are bought and sold in the secondary market.  Other factors include loan seasoning, loan size, weighted average maturity and collateral securing the loan.

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Comparative Loan Portfolio Data
12/31/2010 vs. 03/31/2015
Since 2010, the credit quality and diversification of the loan portfolio has steadily improved
Loan Characteristic
As of
12/31/10
As of
03/31/15
Business Type:
Existing Business 53.9% 78.9%
Business Acquisition 25.9% 15.0%
Start-Ups 20.2% 6.1%
Primary Collateral:
Commercial RE 45.3% 58.2%
Machinery &
Equipment
22.8% 18.4%
Residential RE 22.3% 9.9%
Other 9.6% 7.5%
Percentage First Lien on RE:
Commercial RE 84.8% 96.3%
Residential RE 9.9% 19.6%
Loan Characteristic
As of
12/31/10 Loan Characteristic
As of
03/31/15
Industry:
Restaurant 10.6% Restaurant 8.6%
Hotels & Motels 7.6%
Amusement &
Recreation
6.8%
State Concentration:
Florida 21.6% New York 13.3%
New York 12.7% Florida 10.7%
Georgia 14.1% Connecticut 6.6%
Other:
Total Portfolio ($mm) $31 $139
Avg. Balance ($mm) $0.076 $0.175
Wtd. Avg. Mean FICO 675 704
Wtd. Avg. Current LTV 78.2% 76.5%

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Quality Loan Portfolio
Continue to maintain strict underwriting guidelines and the credit quality of our loans, which enabled us to build a well-balanced loan portfolio of senior-secured floating-rate loan participation certificates with an average loan balance of approximately $175,000
11-year history of loan default frequency and severity statistics
Total cumulative unrealized losses attributed to the SBA unguaranteed investment portfolio totaled $6.5 million as of March 31, 2015, which represents a price equivalent to 94.99%
Total cumulative unrealized losses attributed to the SBA non-performing unguaranteed investment portfolio totaled $3.8 million as of March 31, 2015
In Q1 2015, we realized a diminutive amount of losses totaling approximately $47,000 against our total loan portfolio

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Changes in Newtek Business Credit
Appointed Gary T. Taylor as President and Chief Operating Officer
– Harold Gartner to move to a sales, marketing and business development role
Signed LOI for a $50 million warehouse line of credit, which represents an increase from the existing credit facility of $15 million
– New $50 million line of credit is against accounts receivable, inventory and healthcare receivables and SBA 504 loans
– Previous $15 million line only against accounts receivable

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SBA 504 Loans: A New Focus for Newtek
Provide financing for major fixed assets such as equipment or real estate
Loans cannot be used for working capital or purchasing inventory (allowed uses under the 7(a) program)
The CDC/504 Loan Program is a long-term financing tool that provides growing businesses with fixed-rate financing to acquire assets such as land, buildings, and sizeable purchases of equipment
Loan-to-value (“LTV”) ratio for the borrower of 90%; borrowers contribute 10% equity
Newtek has exposure on only 50% of the LTV
U.S. Government has exposure on 40% of the LTV
Newtek will sell the senior loan participation at an anticipated 3-5 point premium
SBA 504 loans give borrowers a fixed alternative
Newtek services the senior loan

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Sample SBA 504 Loan Structure
An example of a typical SBA 504 loan structure is detailed below
Real Estate Acquisition Loan
$ Amount $ Amount
Percent
of Total
Purchase Price $800,000 1st Mortgage Originated by Newtek $500,000 50%
Renovations $150,000 Bridge Loan Originally Funded by Newtek* $400,000 40%
Soft & Closing Costs $50,000 Borrower Equity Injection $100,000 10%
Total $1,000,000 Total $1,000,000 100%
*Taken out by Certified Development Company (“CDC”) funded second mortgage of $400,00 within 60-90 days of Newtek’s funding
Up to 50% first mortgage
Up to 40% second mortgage provided by Certified Development Company ($250,000 to $4.0 million)
At least 10% equity contribution

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Loan Sale Transaction- SBA 504 Loan
Net Cash Created in SBA 504 Loan Sale Transaction – An Example
Key Variables in Loan Sale Transaction
Total Projected Financing $2,000,000
Senior Loan Balance $1,000,000
Junior Bridge Loan Balance (1) $800,000
Borrower Equity $200,000
Premium (2) 3.20%
Rate Fixed
Term 25 Years
Net Cash Created Pretax
Total Senior & Junior Debt $1,800,000
Funded Under Bank Facility $1,620,000
Newtek Equity $180,000
Net Premium Earned (3) $32,000
Net Interest Earned Before Sale (4) $44,000
Interest Expense ($20,475)
Origination Fees $14,000
Servicing Fee Income (5) $2,500
Total $1,872,025
Net Cash Created (6) $72,025
Return on Investment (Gross Operating
Profit/ Equity) (7)
40%
(1) Initially funded by Newtek to be taken out in 90 days by a junior lender through SBA guaranteed debentures
(2) Assumes 4.00% gross premium with 20% paid to referral source
(3) Assumes 3.20% net premium paid on Senior Loan Balance
(4) Assumes Senior and Junior Bridge loans  are outstanding for six months and three months, respectively
(5) Servicing fee generated over six months
(6) Net cash created per $1.0 million of loan originations.  Net cash created equals the addition of Net Premium Earned, Net Interest Earned Before Sale, Origination Fees, Servicing Fee Income less Interest Expense
(7) The first year return on investment is based on net cash created of $72,025 divided by Newtek equity of $180,000. The holding period for the loan is actually 6 months but the return is based on the full year

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Gaining New Alliance Partners
Newtek has a new partner program that on average has generated 30-50 referrals per day with seemingly similar quality to referrals from existing referring agents
In May of 2015, entered into a partnership with Lending Club (NYSE: LC)
This partnership will enable Newtek Small Business Finance to further expand its suite of lending products
Will enable Newtek to service clients who are earlier in their business development, do not have significant collateral to pledge and/or do not have long amortization loan requirements
We have several other significant opportunities in the pipeline

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Expanding Senior Management Team
Gary T. Taylor
President & Chief Operating
Officer, Newtek Business Credit
Over 30 years of extensive experience in lending, commercial/investment banking, specialty and structured finance, process improvement, credit operations, technology integration and portfolio management
Most recently, Mr. Taylor was the Managing Director and Chief Operating Officer at CIT Bank Small
Business Lending where he managed the department engaged in loan underwriting and processing, servicing and business analysis/reporting.  He also managed loan sales and the securitization process for more than $200 million of assets
Prior to that, he was Senior Vice President and Chief Credit Officer at Lehman Brothers Bank where he oversaw all elements of credit risk and evaluated assets for securitizations that comprised of commercial and residential mortgage-backed securities and other asset-backed classes
Mr. Taylor spent over ten years at Moody’s Investors Service as a Vice President where he assessed credit, legal and structural risks inherent to asset-backed securities involving consumer and commercial credit, and assigned appropriate ratings
He was also a frequent speaker at industry conferences and events during his tenure at Moody’s Investor
Service
Mr. Taylor spent over 5 years as Senior Vice President of Credit and Operations/Business Finance Division
of AT&T Capital Corporation where he directed the credit and operations group of a rapidly growing small business lender.  While at AT&T Capital Corporation, he also developed and implemented business-
oriented credit policies and procedures to effectively manage risk while steadily increasing volume
Earlier in his career, he held senior positions at FDIC/Resolution Trust Company, The First National Bank
of Chicago and The Chase Manhattan Bank
Mr. Taylor is a graduate of Florida A&M University’s School of Business and Industry, with a BS in Business with honors
He also completed the Credit Development Program with Chase Manhattan Bank and attended Columbia
University’s Executive Education, Institute of Lease Management
Mr. Taylor will be based in the Company’s West Hempstead, New York office

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Expanding Senior Management Team
John Raven
Chief Operating Officer,
Managed Technology Solutions
Over 20 years of experience in information technology space
Brings a broad array of expertise in areas of cloud technology, information technology and, security and data center and storage solutions as well as sales and marketing, and product development
Mr. Raven is an operations executive offering deep expertise and proven performance in leading, developing, managing and delivering complex solutions in support of a company’s objectives
Most recently, Mr. Raven offered Chief Technology Officer and Chief Operating Officer consulting services to Looksmart, LTD. and Clickable
Prior to that, he served as a Chief Technology Officer and Chief Operating Officer consultant for IBM
Global Services and its elite IBM Export Blue Team where he provided information technology architect services
Prior to that, Mr. Raven was the President, Chief Technology Officer and Chief Operating Officer for
YP.com & LiveDeal, Inc., where he analyzed priority strategic challenges, delivered concepts and recommendations for course of action to CEO and Board
Throughout his career he has held various senior positions at technology companies including Perot
Systems, Read-Rite Corporation, Southern Texas PCS (T-Mobile) and Viacom, Inc.
Mr. Raven is a graduate of the California Institute of Technology with a B.S. in Computer Science
Mr. Raven spent 12 active years and 10 reserve years with the United States Army, serving as a soldier and combat veteran in the Infantry and Special Operations
Mr. Raven worked for NASA Jet Propulsion Laboratory for 3 years as a System and Network Engineer for the 1996 Mission to Mars, Mars Pathfinder
He is an ISC    Certified Information Systems Security Professional (C.I.S.S.P) and Project Management
Institute Project Management Professional (P.M.P)
Has experience with Hypervisor platforms, SQL database environments, network and telecom environments, datacenter operations, information security systems, storage systems, compliance standards, leadership and management methodologies, Internet search systems, Internet marketing, carrier operations and manufacturing systems
Mr. Raven will be based in the Company’s Phoenix, Arizona office
2

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Expanding Senior Management Team
Michael W. Campbell
Chief Credit Officer & Chief Risk
Officer, Newtek Merchant
Solutions
Over 20 years of experience in merchant bankcard operations with expertise in credit and risk management
Brings extensive and diversified experience in areas of merchant operations, bankcard credit, risk management, card scheme rules, policy, fraud, regulatory, data security and portfolio management
Most recently, Mr. Campbell was the Vice President and Head of Risk for Charge Payment Merchant
Services where he managed all phases of the operation with direct management of all credit, risk, policy, regulatory and operational matters
Prior to that, he was a senior risk consultant at The Strawhacker Group where he was the business leader for all acquiring and issuing risk projects providing guidance to investors, issuers and acquirers with respect to portfolio quality and best practices for credit, risk, policy, regulatory, excessive chargebacks,
PCI and EMV matters
Mr. Campbell spent 5 years as the Head of Credit US, eCommece and Merchant PCI at RBS Worldpay
where he reported to the CEO in areas of credit, Merchant PCI, sponsorship bank relationship and internal security
Mr. Campbell spent over 10 years at Chase Paymentech Solutions as Vice President of National and Credit
Partner Risk where he established a department to manage credit and risk for CPS’ national portfolio and
ISO partner programs while playing a key role in the integration of the Chase Merchant Services and
Paymentech’s credit cultures
He also was Head of Credit for Chase Merchant Services where his primary role was to ensure credit functions provided by FDC were effectively administered on behalf of Chase Merchant Services
Earlier in his career, for over 5 years, he was a Vice President and Risk Manager for Barnett Merchant
Services Corporation where he was a member of Barnett’s Merchant senior management team responsible for all areas of risk
Mr. Campbell is a member of Visa and MasterCard Advisor Committees, Merchant Acquirer’s Committee
(MAC), Fraud Advisory Committee (ETA) and the International Association of Financial Crimes Investigator
Mr. Campbell is a graduate of the University of South Carolina
Mr. Campbell is a US Army Veteran
Mr. Campbell will be based in the Company’s West Allis, Wisconsin office

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Expanding Senior Management Team
Dean Choksi, CFA
Treasurer & Senior Vice
President, Newtek Business
Services Corp.
Over 14 years of experience with financial analysis and equity research and possesses specific expertise in areas of valuation, financial modeling, capital markets and financing
Most recently, Mr. Choksi was the Executive Director of Finance at Fifth Street Management LLC, an
investment advisor of two publicly traded BDCs, where he played a key role in capital market transactions, assisting in the raise of over $1.0 billion in public debt and equity, and was the primary contact for multiple lenders in a multi-hundred million dollar syndicated bank credit facility
Prior to that, he was a Director of U.S. Equity Research at UBS Investment Bank, and the lead analyst covering consumer finance and specialty finance companies, including BDCs
Mr. Choksi also worked in equity research at Barclays Capital and Lehman Brothers, where he co-covered nine companies in several financial services sub-sectors, and at RBC Capital Markets where he followed IT consulting and business services companies
Throughout his career as an equity research analyst, Mr. Choksi built and maintained financial statement models, analyzing and forecasting key operational and financial metrics, and wrote multiple research reports on various financial services, IT consulting and business services companies
Earlier in his career, Mr. Choksi held positions in equity research sales at Wells Fargo Securities and
SoundView Technology Group
Mr. Choksi is a graduate of James Madison University with a Bachelor of Business Administration in
Finance and Economics
He is also CFA ® charterholder
Mr. Choksi  will be based in the Company’s West Hempstead, New York office

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Portfolio Company - Electronic Payment Processing
We wholly owned and have managed this business for over 10 years
We are a registered Independent Sales Organization (ISO) with Visa and MasterCard
We are the “State-of-the-Art Merchant Processor”
Point of sale (POS) in the Cloud, Gateway and Switch, CyberScan
15,000 business accounts; realized over $4.6 billion in electronic payment processing volume in 2014
Anticipate $5.0 billion in electronic payment processing volume by end of 2015
Growth and acquisition story
One-of-a-kind eCommerce capability
Secured mobile wallet
Appointed Mr. Michael Campbell as Chief Credit Officer and Chief Risk Officer of Newtek Merchant
Solutions

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Portfolio Company - Electronic Payment Processing
(1) Estimates via Bloomberg
*See page 37 for definition of Adjusted EBITDA.
Publicly Traded Comparable Companies
Name (Symbol)
Enterprise Value /
2015E EBITDA (1)
Heartland Payment Systems (HPY) 9.10x
Vantiv, Inc. (VNTV) 10.24x
Valuation & Financial Performance
Valued at 4.75x EBITDA
Valued at $48.1 million
Q1 2015 Revenue of $23.2 million; an increase of 7.9% over $21.5 million in Q1 2014
Q1 2015 Adjusted EBITDA of $1.9 million; an increase of 5.6% over $1.8 million in Q1 2014
FY 2015 Forecast:
– Revenue: $100.2 million
– Adjusted EBITDA: $9.8 million

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Portfolio Company - Managed Technology Solutions
(1) According to Gartner "...in the next five years enterprises will spend $921 billion on public cloud services (2013-2017)." Excerpt from Gartner Presentation: Cloud Computing 2014: ready for real business?
Darryl Carlton, October 2013
(2) "The use of cloud computing is growing, and by 2016 this growth will increase to become the bulk of new IT spend." Excerpt from Gartner Press Release, Oct. 24, 2013;
We have wholly owned and managed this business for over 10 years
We host and manage SMBs computer hardware, software and their technology solutions in our Level-4,
5,000 square foot data center in Phoenix, Arizona
Over 106,000 business accounts manage solutions of hardware and software for business clients; manage over 77,000 domain names
This segment is being transformed to take advantage of shift to cloud-based business trends including:
eCommerce, Payroll and Insurance
According to Gartner 1,2 , cloud computing is expected to have a very promising future and experience significant growth; enterprises will spend $921 billion on public cloud services over the five-year period
(2013-2017)
Implementing cost-reduction measures and new product introductions as part of repositioning strategy
Several changes with MTS senior management team
Appointed Mr. John Raven as Chief Operating Officer of MTS
http://www.gartner.com/newsroom/id/2613015

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Portfolio Company - Managed Technology Solutions
(1) Estimates via Bloomberg.
*See page 37 for definition of Adjusted EBITDA.
Q1 2015 Revenue of $3.6 million; a decrease of 12.2% over $4.1 million in Q1 2014
Q1 2015 Adjusted EBITDA of $644,000; a decrease of 41.5% over $1.1 million in Q1 2014
FY 2015 Forecast:
– Revenue: $17.5 million
– Adjusted EBITDA: $5.1 million
Publicly Traded Comparable Companies
Name (Symbol)
Enterprise Value /
2015E EBITDA (1)
Endurance (EIGI) 12.07x
Rackspace Holdings, Inc. (RAX) 7.12x
Valuation & Financial Performance
Valued at 3.75x EBITDA
Valued at $21.5 million

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Managed Technology Solutions – Subsequent Q1 2015 Events
Restructured IO data center lease, which we anticipate will allow us to realize significant cost savings over the next 5 years; announcement forthcoming
Between $200,000 - $250,000 of cost reduction per year
Acquired additional space in London, New Jersey and Phoenix, Arizona, which are fully costed, net of the above cost savings
This additional space will enable us to offer a more robust international and U.S. cloud-computing offering
Additional cloud offerings in the pipeline
Recently signed new deals totaling $320,000 in net new annualized reoccurring revenue for term

www.thesba.com 29 Other Portfolio Companies Newtek Business Credit Newtek Insurance Agency Newtek Payroll Solutions Small Business Lending (third-party loan servicing)

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Internally Managed vs. Externally Managed BDCs
Newtek is an internally managed BDC
Internally Managed BDCs
– No base or incentive fees paid to an external manager
– Generally a greater percent of revenue becomes dividend income for the shareholder
– Lower operating expense ratios than externally managed
– Typically trade at a premium to NAV/share
Externally Managed BDCs
– Pay expense fees and incentive to a management company
– Not required to provide shareholders with compensation information
– Higher operating expense rations than internally managed BDCs
– Typically trade at a discount to NAV/share

www.thesba.com

Internally Managed BDC Public Comparables
Newtek currently trading at 1.04x* NAV
Internally managed BDC public comparables currently trade at a median price to NAV of approximately
1.3x**
– Hercules Technology Growth Capital (NASDAQ: HTGC)
– KCAP Financial (NASDAQ: KCAP)
– Main Street Capital (NASDAQ: MAIN)
– Triangle Capital (NASDAQ: TCAP)
* As of May 6, 2015 closing price of $17.35
**As of May 2, 2015.  Based on the following public comparable companies: HTGC, KCAP, MAIN, TCAP

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Comparable Company Statistics
On Deck Capital (NYSE: ONDK)
– Operates an online platform for small business lending
– Raised $200 million in IPO on 12/17/14
– $1.3 billion market valuation
Lending Club (NYSE: LC)
– Operates as an online marketplace that facilitates loans to consumers and businesses in the U.S.
– Raised over $1.0 billion in IPO 12/11/14
– $8.9 billion market valuation
BankUnited, Inc. (NYSE: BKU)
– Acquired Certus’ Small Business Finance Unit in an asset purchase transaction
– Certus’ loan portfolio totaled approximately $203 million as of January 31, 2015
– Purchase price for the transaction will be a $20 million premium to the tangible NAV

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Investment Summary
NAV of $16.61 per share at March 31, 2015; a 1.9% increase over NAV per share at December 31, 2014
Company is better suited for investors as  a BDC vs. an operating company
Forecasted dividends
–
Expect Q2 2015 dividend of $0.47 per share; forecast paying an annual cash dividend of approximately $1.82 in 2015,
$0.01 higher than previously forecasted
–
Newtek will declare and pay a one-time special dividend during 2015
Investing in an business without excessive leverage offers attractive returns without excessive risk
Portfolio companies wholly owned and managed, most for over 10 years, by Newtek Business Services Corp.
Newtek Business Services Corp. is an internally managed BDC
Proven Track Record; Established in 1998; publically traded since September 2000
Management’s interests aligned with Shareholders
–
CEO alone owns approximately 10% of outstanding shares; Founders, Management and Board combined own approximately 20% of outstanding shares (1)
No derivative securities in BDC
No 2     lien or mezzanine financing as a business line
No direct lending exposure to oil and gas industry
(1) As of May 6, 2015
nd

www.thesba.com Financial Review – Jennifer C. Eddelson, Chief Accounting Officer

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Consolidated Statement of Operations
Newtek Business Services Corp. and Subsidiaries
Three Months Ended
March 31, 2015
Investment income:
From non-controlled/non-affiliate investments
Interest income
$                                          2,125
Servicing income
1,043
Other income
395
Total investment income from non-controlled/non-affiliate investments
3,563
From controlled/affiliate investments
Interest income
88
Dividend income
1,087
Other income
12
Total investment income from controlled/affiliate investments 1,187
Total investment income
4,750
Expenses:
Salaries and benefits
3,023
Interest
1,356
Depreciation and amortization
85
Other general and administrative costs
2,762
Total expenses
7,226
Net investment loss (2,476)
Net realized and unrealized gains (losses):
Net realized gain on non-affiliate investments
7,699
Net unrealized depreciation on SBA guaranteed non-affiliate investments (1,698)
Net unrealized depreciation on SBA unguaranteed non-affiliate investments (666)
Net unrealized appreciation on affiliate investments
7,500
Net unrealized loss on servicing assets
(356)
Net realized and unrealized gains
12,479
Net increase in net assets resulting from operations
$                                        10,003
Net investment loss per share
$                                          (0.24)
Net increase in net assets per share
$                                            0.98
Weighted average shares outstanding
10,206

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NEWT Change in Net Asset Value
(1) Adjusted Net investment income is defined as Net investment income plus Net realized gains.
(in thousands)
NAV NAV/Share NAV % Change
NAV at December 31, 2014 166,418 $                16.31 $
Net investment income (loss) (2,476)                       (0.24)                          -1.5%
Net realized gains - non-affiliate investments 7,699                         0.75                           4.6%
Unrealized losses - non-affiliate investments (3,429)                       (0.34)                          -2.1%
Unrealized gains - non-affiliate investments 1,731                         0.17                           1.0%
Net unrealized gain/loss - Portfolio companies 7,500                         0.73                           4.5%
Net unrealized loss - Unguaranteed SBA 7(a)loans (666)                           (0.07)                          -0.4%
Net unrealized loss - Servicing asset (356)                           (0.03)                          -0.2%
Net increase in net assets from operations 10,003                       0.98                           6.0%
Dividend declared (3,985)                       (0.39)                          -2.4%
  Net decrease in net assets after dividend 6,018                         0.59                           3.6%
NAV after dividend 172,436                    16.90
Opening balance adjustment to Deferred tax asset (2,870)                       (0.28)                          -1.7%
NAV at March 31, 2015 169,566 $                16.61 $                      1.9%
Total common shares outstanding: 10,206
Adjusted Net investment income ¹
5,223 $
Adjusted Net investment income ¹ per share
0.51 $
NAV per share 16.61 $
As of March 31, 2015
Newtek Business Services Corp. and Subsidiaries

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Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses Adjusted net investment income and Adjusted EBITDA as a supplemental measure of its operating performance.
Adjusted net investment income includes short-term capital gains from the sale of the guaranteed portions of SBA 7(a)
loans, which is a reoccurring event. The Company defines Adjusted net investment income (loss) as Net investment income (loss) + Net realized gains.
The Company defines Adjusted EBITDA as earnings before, interest expense, taxes, depreciation and amortization, corporate overhead allocation and stock compensation expense. Newtek uses Adjusted EBITDA as a supplemental measure to review and assess the operating performance of its portfolio companies. The Company also presents the
Adjusted EBITDA of its portfolio companies because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The terms Adjusted net investment income and Adjusted EBITDA, are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and are not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Adjusted net investment income and Adjusted EBITDA, have limitations as analytical tools and, when assessing the Company’s operating performance, investors should not consider Adjusted net investment income and Adjusted EBITDA in isolation, or as a substitute for net investment income (loss), or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, Adjusted net investment income and Adjusted EBITDA do not reflect the Company’s actual cash expenditures. Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools. The Company compensates for these limitations by relying primarily on its GAAP results supplemented by Adjusted net investment income and Adjusted EBITDA.

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Adjusted Net Investment Income Reconciliation
$ in Thousands
For the three months
ended March 31, 2015 Per share
Net investment loss (2,476) $                            (0.24) $
Net realized gain on non-affiliate investments 7,699 0.75
Adjusted net investment income 5,223 $                              0.51 $
Adjusted Net Investment Income